BroadSoft Reports Second Quarter 2013 Financial Results

GAITHERSBURG, MD -- (Marketwired - August 05, 2013) - BroadSoft, Inc. (NASDAQ: BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended June 30, 2013.

Financial Highlights for the Second Quarter of 2013

  Total revenue increased 9% year-over-year to $44.0 million
  GAAP gross profit was 78% of total revenue; non-GAAP gross profit was 82% of total revenue
  GAAP loss from operations totaled $2.3 million; non-GAAP income from operations totaled $9.7 million, or 22% of revenue
  GAAP basic and diluted EPS was $(0.11) per common share; non-GAAP diluted EPS was $0.32 per common share

Results for the three months ended June 30, 2013

Total revenue rose to $44.0 million in the second quarter of 2013, an increase of 9% compared to $40.5 million in the second quarter of 2012.

Net loss for the second quarter of 2013 was $3.0 million, or $0.11 per basic and diluted common share, compared to net income of $2.4 million, or $0.08 per diluted common share, in the second quarter of 2012.

On a non-GAAP basis, net income in the second quarter of 2013 was $9.2 million, or $0.32 per diluted common share, compared to non-GAAP net income of $9.4 million, or $0.33 per basic and diluted common share, in the second quarter of 2012. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.

Results for the six months ended June 30, 2013

Total revenue was $83.6 million for the first six months of 2013, compared to $78.9 million for the first six months of 2012, reflecting year-over-year growth of 6%.

Net loss for the first six months of 2013 was $5.3 million, or $0.19 per basic and diluted common share, compared to net income of $4.1 million, or $0.14 per diluted common share, for the first six months of 2012.

On a non-GAAP basis, net income for the first six months of 2013 was $14.3 million or $0.50 per diluted common share, compared to non-GAAP net income of $17.5 million, or $0.62 per diluted common share, in the first six months of 2012. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.

Management Commentary

"Our second quarter performance was driven by the positive results our customers are experiencing with their hosted Unified Communications services in the marketplace," said Michael Tessler, president and chief executive officer, BroadSoft. "There are many factors driving the demand for hosted Unified Communications, including the growth of mobile workers. This workforce evolution is pushing enterprises to seek business tools, such as hosted Unified Communications, that speed decision-making, allow remote teams to easily collaborate and ensure enterprises run efficiently. The extensive mobile capabilities of our UC-One platform are designed to enable our service provider customers to meet the needs of the increasingly mobile enterprise."

"We were pleased with our results for the second quarter from a revenue, billings and profitability perspective," said Jim Tholen, chief financial officer, BroadSoft. "A highlight of the quarter was the 25% year-over-year growth in our software billings. This strength was driven by our enterprise-centric UC solutions which saw strong demand across products, end-market segments and geographies."

Guidance

For the third quarter of 2013, BroadSoft anticipates revenue of $42 to $46 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.23 to $0.33 per diluted common share.

For the full year 2013, BroadSoft expects revenue of $181 to $186 million. The Company anticipates full year 2013 earnings on a non-GAAP basis of $1.15 to $1.40 per diluted common share.

Conference Call

BroadSoft will discuss its second quarter 2013 results and its business outlook today via teleconference at 5:00 p.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.

For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.

BroadSoft has provided in this release, and will provide on this afternoon's teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft's ongoing operational performance. BroadSoft's management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company's performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft's industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this afternoon's teleconference to the most directly comparable GAAP financial measures is set forth below.

Non-GAAP financial measures:

Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company's convertible notes, and non-cash tax expense included in the GAAP tax provision. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft's core business operating results over multiple periods.

Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft's sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.

Non-GAAP license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft's cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.

Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft's core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.

Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings is a key measure of our business activity.

With respect to our expectations under "Guidance" above, reconciliation of non-GAAP earnings per share guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this afternoon's teleconference is not meant to be a substitute for "net income," "net income per share," "gross margin," "income from operations" or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft's definition of "non-GAAP net income," "non-GAAP net income per share," "non-GAAP gross margin," "non-GAAP income from operations," "billings" and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify "non-GAAP net income," "non-GAAP net income per share," "non-GAAP gross margin," "non-GAAP income from operations," "billings" and such other non-GAAP measures by excluding these expenses and gains.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as "anticipate," "expect," "will," "believe," "continue" and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company's future financial performance set forth under the heading "Guidance." The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company's dependence on the success of BroadWorks® and on its service provider customers to sell services using its applications; the Company's dependence in large part on service providers' continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company's ability to integrate and achieve the expected benefits from its recent acquisitions; and the Company's ability to expand its product offerings, as well as those factors contained in the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2012 filed with the SEC on February 27, 2013, and in the Company's other filings with the SEC. All information in this release is as of August 5, 2013. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company's expectations.

About BroadSoft

BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company's core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.

Financial Statements

The financial statements set forth below are not the complete set of the Company's financial statements for the quarter and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, including all financial statements contained therein and the footnotes thereto, when it is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC's website at www.sec.gov or from BroadSoft's website at www.broadsoft.com.

BSFT-F

                               BroadSoft, Inc.

                    Condensed Consolidated Balance Sheets
                                 (unaudited)

                                                  June 30,     December 31,
                                                    2013           2012
                                               -------------  -------------
                                                (In thousands, except share
                                                    and per share data)
Assets:
Current assets:
  Cash and cash equivalents                    $      80,191  $      90,545
  Short-term investments                              71,921         73,075
  Accounts receivable, net of allowance for
   doubtful accounts of $72 and $139 at June
   30, 2013 and December 31, 2012,
   respectively                                       49,334         48,980
  Deferred tax assets                                  4,331          3,732
  Other current assets                                11,487         10,796
                                               -------------  -------------
    Total current assets                             217,264        227,128
                                               -------------  -------------
Long-term assets:
  Property and equipment, net                          8,201          7,361
  Long-term investments                               54,632         30,102
  Restricted cash                                        581            584
  Intangible assets, net                               9,631         11,247
  Goodwill                                            37,377         37,529
  Other long-term assets                              21,852         12,955
                                               -------------  -------------
    Total long-term assets                           132,274         99,778
                                               -------------  -------------
      Total assets                             $     349,538  $     326,906
                                               =============  =============
Liabilities and stockholders' equity:
Current liabilities:
  Accounts payable and accrued expenses        $      15,459  $      15,686
  Notes payable and bank loans, current
   portion                                               547            555
  Deferred revenue, current portion                   53,822         49,368
                                               -------------  -------------
      Total current liabilities                       69,828         65,609

Convertible senior notes                              88,953         86,451
Notes payable and bank loans                             409            414
Deferred revenue                                       7,144         11,781
Other long-term liabilities                            1,448          1,416
                                               -------------  -------------
      Total liabilities                              167,782        165,671
                                               -------------  -------------

Commitments and contingencies (Note 8)

Stockholders' equity:

  Preferred stock, $0.01 par value per share;
   5,000,000 shares authorized at June 30,
   2013 and December 31, 2012; no shares
   issued and outstanding at June 30, 2013 and
   December 31, 2012                                       -              -
  Common stock, par value $0.01 per share;
   100,000,000 shares authorized at June 30,
   2013 and December 31, 2012; 28,106,231 and
   27,913,471 shares issued and outstanding at
   June 30, 2013 and December 31, 2012,
   respectively                                          281            279
  Additional paid-in capital                         234,664        208,073
  Accumulated other comprehensive loss                (3,748)        (3,008)
  Accumulated deficit                                (49,441)       (44,109)
                                               -------------  -------------
Total stockholders' equity                           181,756        161,235
                                               -------------  -------------
Total liabilities and stockholders' equity     $     349,538  $     326,906
                                               =============  =============

                               BroadSoft, Inc.

               Condensed Consolidated Statements of Operations
                                 (Unaudited)

                                  Three Months Ended     Six Months Ended
                                       June 30,              June 30,
                                 --------------------  --------------------
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------
                                    (In thousands, except per share data)
Revenue:
  License software               $  24,699  $  22,501  $  45,541  $  43,766
  Subscription and maintenance
   support                          16,306     13,794     31,491     26,167
  Professional services and
   other                             3,004      4,221      6,602      8,926
                                 ---------  ---------  ---------  ---------
    Total revenue                   44,009     40,516     83,634     78,859

Cost of revenue:
  License software                   2,119      2,652      4,579      4,873
  Subscription and maintenance
   support                           4,780      3,457      9,393      6,845
  Professional services and
   other                             2,872      2,212      5,565      4,675
                                 ---------  ---------  ---------  ---------
    Total cost of revenue            9,771      8,321     19,537     16,393
                                 ---------  ---------  ---------  ---------

Gross profit                        34,238     32,195     64,097     62,466

Operating expenses:
  Sales and marketing               15,536     11,608     29,265     22,680
  Research and development          12,935      9,131     25,303     17,607
  General and administrative         8,078      5,880     15,597     11,694
                                 ---------  ---------  ---------  ---------
    Total operating expenses        36,549     26,619     70,165     51,981
                                 ---------  ---------  ---------  ---------

(Loss) Income from operations       (2,311)     5,576     (6,068)    10,485

Other expense (income):
  Interest income                     (117)      (120)      (231)      (237)
  Interest expense                   1,817      1,723      3,606      3,419
                                 ---------  ---------  ---------  ---------
    Total other expense, net         1,700      1,603      3,375      3,182
                                 ---------  ---------  ---------  ---------
(Loss) Income before income
 taxes                              (4,011)     3,973     (9,443)     7,303
  (Benefit from) provision for
   income taxes                       (996)     1,617     (4,111)     3,246
                                 ---------  ---------  ---------  ---------
Net (loss) income                $  (3,015) $   2,356  $  (5,332) $   4,057
                                 =========  =========  =========  =========

Net (loss) income per common
 share:
  Basic                          $   (0.11) $    0.09  $   (0.19) $    0.15
  Diluted                        $   (0.11) $    0.08  $   (0.19) $    0.14

Weighted average common shares
 outstanding:
  Basic                             28,055     27,550     28,015     27,392
  Diluted                           28,055     28,253     28,015     28,238

Stock-based compensation expense
 included above:
  Cost of revenue                $   1,269  $     483  $   2,266  $     891
  Sales and marketing                3,799      1,391      6,557      2,528
  Research and development           3,609      1,101      6,487      1,900
  General and administrative         2,536        806      4,447      1,653

                               BroadSoft, Inc.

                 Summary of Consolidated Cash Flow Activity
                                 (Unaudited)

                                                          Six Months Ended
                                                              June 30,
                                                         ------------------
                                                           2013      2012
                                                         --------  --------
                                                           (in thousands)
Net cash provided by operating activities                   8,395     8,233
Net cash used in investing activities                     (25,238)  (17,103)
Net cash provided by (used in) financing activities         6,834      (904)

                                  Billings
                                 (Unaudited)

                                   Three Months Ended    Six Months Ended
                                        June 30,             June 30,
                                  -------------------  --------------------
                                     2013      2012       2013       2012
                                  --------- ---------  ---------  ---------

Beginning of period deferred
 revenue balance                  $  59,580 $  51,631  $  61,149  $  57,136
End of period deferred revenue
 balance                             60,966    48,794     60,966     48,794
                                  --------- ---------  ---------  ---------
Increase (decrease) in deferred
 revenue                              1,386    (2,837)      (183)    (8,342)
Revenue                              44,009    40,516     83,634     78,859
                                  --------- ---------  ---------  ---------
Revenue plus net change in
 deferred revenue                 $  45,395 $  37,679  $  83,451  $  70,517
                                  ========= =========  =========  =========

                              Software Billings
                                 (Unaudited)

                                                         Three Months Ended
                                                              June 30,
                                                        -------------------
                                                           2013      2012
                                                        --------- ---------

Beginning of period deferred license software revenue
 balance                                                $  15,600 $  14,382
End of period deferred license software revenue balance    17,258    12,933
                                                        --------- ---------
Increase (decrease) in deferred license software
 revenue                                                    1,658    (1,449)
License software revenue                                   24,699    22,501
                                                        --------- ---------
License software revenue plus net change in deferred
 license software revenue                               $  26,357 $  21,052
                                                        ========= =========

                               BroadSoft, Inc.

                Reconciliation of Non-GAAP Financial Measures
                                 (Unaudited)

                                  Three Months Ended     Six Months Ended
                                       June 30,              June 30,
                                 --------------------  --------------------
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------
                                               (In thousands)
Non-GAAP gross profit:
GAAP gross profit                $  34,238  $  32,195  $  64,097  $  62,466
  (percent of total revenue)            78%        79%        77%        79%
Plus:
  Stock-based compensation
   expense                           1,269        483      2,266        891
  Amortization of acquired
   intangible assets                   798        557      1,596      1,116
                                 ---------  ---------  ---------  ---------

Non-GAAP gross profit            $  36,305  $  33,235  $  67,959  $  64,473
                                 =========  =========  =========  =========
  (percent of total revenue)            82%        82%        81%        82%

GAAP license gross profit        $  22,580  $  19,849  $  40,962  $  38,893
  (percent of related revenue)          91%        88%        90%        89%
Plus:
  Stock-based compensation
   expense                             321        174        554        315
  Amortization of acquired
   intangible assets                   210        239        422        480
                                 ---------  ---------  ---------  ---------

Non-GAAP license gross profit    $  23,111  $  20,262  $  41,938  $  39,688
                                 =========  =========  =========  =========
  (percent of related revenue)          94%        90%        92%        91%

GAAP subscription and
 maintenance support gross
 profit                          $  11,526  $  10,337  $  22,098  $  19,322
  (percent of related revenue)          71%        75%        70%        74%
Plus:
  Stock-based compensation
   expense                             653        191      1,197        353
  Amortization of acquired
   intangible assets                   588        318      1,174        636
                                 ---------  ---------  ---------  ---------

Non-GAAP subscription and
 maintenance support gross
 profit                          $  12,767  $  10,846  $  24,469  $  20,311
                                 =========  =========  =========  =========
  (percent of related revenue)          78%        79%        78%        78%

GAAP professional services and
 other gross profit              $     132  $   2,009  $   1,037  $   4,251
  (percent of related revenue)           4%        48%        16%        48%
Plus:
  Stock-based compensation
   expense                             295        118        515        223
                                 ---------  ---------  ---------  ---------

Non-GAAP professional services
 and other gross profit          $     427  $   2,127  $   1,552  $   4,474
                                 =========  =========  =========  =========
  (percent of related revenue)          14%        50%        24%        50%

                               BroadSoft, Inc.

          Reconciliation of Non-GAAP Financial Measures (continued)
                                 (Unaudited)

                                 Three Months Ended      Six Months Ended
                                      June 30,               June 30,
                                  2013        2012       2013        2012
                               ---------   ---------  ---------   ---------
                                              (In thousands)
Non-GAAP income from
 operations:
GAAP (loss) income from
 operations                    $  (2,311)  $   5,576  $  (6,068)  $  10,485
  (percent of total revenue)          (5)%        14%        (7)%        13%
Plus:
  Stock-based compensation
   expense                        11,213       3,781     19,757       6,972
  Amortization of acquired
   intangible assets                 798         557      1,596       1,116
                               ---------   ---------  ---------   ---------

Non-GAAP income from
 operations                    $   9,700   $   9,914  $  15,285   $  18,573
                               =========   =========  =========   =========
  (percent of total revenue)          22%         24%        18%         24%

GAAP operating expense         $  36,549   $  26,619  $  70,165   $  51,981

Less:
  Stock-based compensation
   expense                         9,944       3,298     17,491       6,081
                               ---------   ---------  ---------   ---------

Non-GAAP operating expense     $  26,605   $  23,321  $  52,674   $  45,900
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           60%         58%        63%         58%

GAAP sales and marketing
 expense                       $  15,536   $  11,608  $  29,265   $  22,680

Less:
  Stock-based compensation
   expense                         3,799       1,391      6,557       2,528
                               ---------   ---------  ---------   ---------

Non-GAAP sales and marketing
 expense                       $  11,737   $  10,217  $  22,708   $  20,152
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           27%         25%        27%         26%

GAAP research and development
 expense                       $  12,935   $   9,131  $  25,303   $  17,607

Less:
  Stock-based compensation
   expense                         3,609       1,101      6,487       1,900
                               ---------   ---------  ---------   ---------

Non-GAAP research and
 development expense           $   9,326   $   8,030  $  18,816   $  15,707
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           21%         20%        22%         20%

GAAP general and
 administrative expense        $   8,078   $   5,880  $  15,597   $  11,694

Less:
  Stock-based compensation
   expense                         2,536         806      4,447       1,653
                               ---------   ---------  ---------   ---------

Non-GAAP general and
 administrative expense        $   5,542   $   5,074  $  11,150   $  10,041
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           13%         13%        13%         13%

                               BroadSoft, Inc.

          Reconciliation of Non-GAAP Financial Measures (continued)
                                 (Unaudited)

                                 Three Months Ended      Six Months Ended
                                      June 30,               June 30,
                                  2013        2012       2013        2012
                               ---------   ---------  ---------   ---------
                                   (In thousands, except per share data)
Non-GAAP net income and income
 per share:
GAAP net (loss) income         $  (3,015)  $   2,356  $  (5,332)  $   4,057
  (as percent of total
   revenue)                           (7)%         6%        (6)%         5%
Adjusted for:
  Stock-based compensation
   expense                        11,213       3,781     19,757       6,972
  Amortization of acquired
   intangible assets                 798         557      1,596       1,116
  Non-cash interest expense on
   our convertible notes           1,367       1,273      2,706       2,515
  Non-cash tax (benefit)
   provision                      (1,183)      1,425     (4,403)      2,888
                               ---------   ---------  ---------   ---------

Non-GAAP net income            $   9,180   $   9,392  $  14,324   $  17,548
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           21%         23%        17%         22%

GAAP net (loss) income per
 basic common share            $   (0.11)  $    0.09  $   (0.19)  $    0.15

Adjusted for:
  Stock-based compensation
   expense                          0.40        0.14       0.70        0.25
  Amortization of acquired
   intangible assets                0.03        0.02       0.06        0.04
  Non-cash interest expense on
   our convertible notes            0.05        0.04       0.10        0.09
  Non-cash tax (benefit)
   provision                       (0.04)       0.05      (0.16)       0.11
                               ---------   ---------  ---------   ---------

Non-GAAP net income per basic
 common share                  $    0.33   $    0.34  $    0.51   $    0.64
                               =========   =========  =========   =========

GAAP net (loss) income per
 diluted common share          $   (0.11)  $    0.08  $   (0.19)  $    0.14

Adjusted for:
  Stock-based compensation
   expense                          0.39        0.13       0.69        0.25
  Amortization of acquired
   intangible assets                0.03        0.02       0.06        0.04
  Non-cash interest expense on
   our convertible notes            0.05        0.05       0.09        0.09
  Non-cash tax (benefit)
   provision                       (0.04)       0.05      (0.15)       0.10
                               ---------   ---------  ---------   ---------

Non-GAAP net income per
 diluted common share *        $    0.32   $    0.33  $    0.50   $    0.62
                               =========   =========  =========   =========

* For the quarter and the six-month period ended June 30, 2013, the diluted non-GAAP earnings per share calculation included the dilutive effect of stock-based awards on the weighted average common shares outstanding. Total shares outstanding for the non-GAAP diluted earnings per share calculation was 28,742,324 for the second quarter of 2013 and 28,722,106 for the first six months of 2013.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com

Industry Analyst / Media Relations:
Brian Lustig
+1-301-775-6203
brian@bluetext.com